UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2016
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Bristow Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)

2103 City West Blvd., 4th Floor Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

Registrant's telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: NONE
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2016, each of Mr. Jeremy Akel, Senior Vice President and Chief Operating Officer of Bristow Group Inc. (the “Company”), Michael Imlach, Vice President, Operations of the Company, and Michael Sim, Vice President, Global Business Development of the Company, departed the Company. Each of Messrs. Akel, Imlach and Sim and the Company are in the process of negotiating a Separation Agreement and Release in Full to specify the terms of his respective departure from the Company with the benefits and compensation provided in connection therewith anticipated to be substantially consistent with the termination without cause terms set forth in the Bristow Group Inc. Management Severance Benefits Plan for U.S. Employees effective June 4, 2014 that was filed as Exhibit 10.7 to the Company’s Form 10-K on May 20, 2015 (the “Severance Plan”).
The previously separate offices of Senior Vice President and Chief Operating Officer of the Company and Senior Vice President and Chief Corporate Development, New Ventures and Strategy Officer of the Company will be temporarily combined effective April 18, 2016 into a new executive officer position of Senior Vice President, Operations and Chief Commercial Officer. Mr. Chet Akiri, who has served as the Company’s Senior Vice President and Chief Corporate Development, New Ventures and Strategy Officer since September 2, 2014, will become the Senior Vice President, Operations and Chief Commercial Officer effective April 18, 2016. Prior to joining the Company, Mr. Akiri had worked for General Electric (GE) from 2001 to 2014, most recently as the Chief Operating Officer for the Global Nuclear Fuels America division from 2013 to 2014. Mr. Akiri also served as Vice President and General Manager of GE Hitachi Parts Services from 2010 to 2013, and previously in other senior management roles in GE Aviation; Consumer and Industrial; Industrial Solutions; and in GE’s corporate headquarters where he was an executive in the Global Business Development Group. Prior to joining GE, Mr. Akiri held vice president and senior vice president roles in several entrepreneurial ventures, served as an associate in Corporate Finance with Goldman Sachs & Co. and was a management consultant with Corporate Decisions, which was acquired by Mercer Management Consulting.

Item 7.01.	Regulation FD Disclosure.
On April 18, 2016, the Company issued a press release announcing the departure of each of Messrs. Akel, Imlach and Sim from the Company and the appointment of Mr. Akiri to the office of Senior Vice President, Operations and Chief Commercial Officer effective April 18, 2016, a copy of which is furnished with this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description of Exhibit

99.1	Press Release dated April 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: April 18, 2016	By:	/s/ E. Chipman Earle
E. Chipman Earle Senior Vice President, Chief Legal Officer and Corporate Secretary